BofA FUNDS SERIES TRUST

Supplement to the Prospectuses and Statement of Additional

Information, each dated January 1, 2016, of the following Funds

BofA Cash Reserves	BofA Money Market Reserves
BofA Government Plus Reserves	BofA Treasury Reserves
BofA Government Reserves

(each, a BofA Fund and, collectively, the BofA Funds)

As previously communicated, BofA® Global Capital Management, the direct parent company of the BofA Funds’ investment advisor, BofA Advisors, LLC (the Advisor), has entered into an agreement to transfer the investment management responsibilities of the Advisor to BlackRock®, Inc. (BlackRock). This transaction (the Transaction) includes the transfer of the part of the Advisor’s business that relates to the investment management of the BofA Funds.

In connection with the Transaction, the BofA Funds’ Board of Trustees (the Board) has considered and unanimously approved reorganizations of the BofA Funds into funds managed by a BlackRock affiliate (each, a BlackRock Fund and, collectively, the BlackRock Funds), as listed in the table below (each, a Reorganization and, collectively, the Reorganizations). The Reorganizations were proposed by the Advisor and BlackRock.

BofA Funds	BlackRock Funds
BofA Cash Reserves	TempFund
BofA Money Market Reserves	TempFund
BofA Government Plus Reserves	FedFund
BofA Government Reserves	Federal Trust Fund
BofA Treasury Reserves	T-Fund

The closing of each Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of each BofA Fund at a joint special meeting of shareholders expected to be held in the first part of 2016. In each Reorganization, if various conditions to the closing of the Reorganization are satisfied, a BlackRock Fund will receive substantially all of the assets and assume certain of the liabilities of the BofA Fund, and BofA Fund shareholders will receive shares of the BlackRock Fund in exchange for their shares of the BofA Fund. A BofA Fund shareholder will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the BofA Fund that such shareholder owns immediately prior to the closing of the Reorganization.  Each Reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by a BofA Fund or its shareholders as a result of the Reorganization for U.S. federal income tax purposes.  Additionally, BofA Fund shareholders will not incur any transaction charges as a result of the Reorganizations.

Each Reorganization, if it is approved by shareholders and all other conditions to the closing are satisfied, is expected to occur in the first part of 2016.  Prior to the closing of each Reorganization, BofA Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in their BofA Fund’s prospectuses.

No shareholder action is necessary at this time. Additional information, including a description of the applicable Reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each BofA Fund in a Prospectus/Proxy Statement that is expected to be mailed in the first part of 2016. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the Reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any BlackRock Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 888.331.0904 or visit www.bofacapital.com.  The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.

SUP-0116